Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	113,295.86
Total Transaction Valuation	820,390,000.00
Total Offset Amount	0.00
Net Fee	$ 113,295.86